UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 2, 2014

Date of Report (Date of earliest event reported)

AGENUS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Agenus Inc. today announced that GlaxoSmithKline’s (“GSK”) MAGRITi study, a Phase 3 randomized, blinded, placebo-controlled MAGE-A3ii cancer immunotherapeutic trial in non-small cell lung cancer (NSCLC) patients, which contains Agenus’QS-21 Stimulon® adjuvant, will be stopped.  GSK announced that it will not be possible to identify a sub-population of gene-signature positive NSCLC patients that may benefit from the treatment.

i A double-blind, randomised, placebo-controlled Phase III trial to assess the efficacy of recMAGE-A3 + AS15 antigen-specific cancer immunotherapeutic as adjuvant therapy in patients with MAGE-A3 positive NSCLC  (MAGRIT, NCT00480025).

ii MAGE-A3 cancer immunotherapeutic consists of recombinant MAGE-A3 protein and a novel immunostimulant AS15 (a combination of QS-21 Stimulon® adjuvant, monophosphoryl lipid A, and CpG7909, a TLR-9 agonist, in a liposomal formulation).

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

                            99.1     Press Release dated April 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC.

Date: April 2, 2014	By:	/s/ Garo H. Armen

Garo H. Armen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 2, 2014